Exhibit 99.1

NASDAQ: AXSM Corporate Presentation September 2020 © Axsome Therapeutics, Inc.

Certain information contained in this presentation may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the success, timing and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including our ability to fully fund our disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses and receipt of interim results, which are not necessarily indicative of the final results of our ongoing clinical trials and the number or type of studies or nature of results necessary to support the filing of a new drug application for any of our current product candidates; our ability to fund additional clinical trials to continue the advancement of our product candidates; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, our product candidates (including, but not limited to, FDA’s agreement with the Company’s discontinuation of the bupropion treatment arm of the ADVANCE-1 study in accordance with the independent data monitoring committee’s recommendations); the Company’s ability to obtain additional capital necessary to fund its operations; the Company’s ability to generate revenues in the future; the potential for the MOMENTUM clinical trial to provide a basis for approval of AXS-07 for the acute treatment of migraine in adults with or without aura, pursuant to our special protocol assessment; the potential for the ASCEND clinical trial, combined with the GEMINI clinical trial results, to provide a basis for approval of AXS-05 for the treatment of major depressive disorder and accelerate its development timeline and commercial path to patients; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs and collaborations; the enforceability of the Company’s license agreements; the acceptance by the market of the Company’s product candidates, if approved; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk. 2 Forward-Looking Statements & Safe Harbor © Axsome Therapeutics, Inc. FLS

3 For the many people facing unsatisfactory treatments for CNS disorders, Axsome accelerates the invention and adoption of life-changing medicines. © Axsome Therapeutics, Inc.

Overview

Our CNS Candidates and Pipeline

- Four differentiated clinical-stage CNS assets targeting significant and growing markets
- Patent protection to 2034-2036, worldwide rights for most product candidates

Product Candidate / MOA	Phase 1	Phase 2	Phase 3	NDA
AXS-05 NMDA receptor antagonist with multimodal activity	Major Depressive Disorder: Breakthrough Therapy Designation			
	Alzheimer's Disease Agitation: Breakthrough Therapy Designation			
	Smoking Cessation			
AXS-07 MoSEIC™ COX-2 pref. inhibitor + 5-$HT_{1B/1D}$ agonist	Migraine			
AXS-12 Highly selective NE reuptake inhibitor	Narcolepsy: Orphan & Breakthrough Therapy Designations			
AXS-14 Highly selective NE reuptake inhibitor	Fibromyalgia			

Abbreviations: CNS = Central Nervous System; NE = Norepinephrine.

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4M (~70% of 6M AD patients) 5 Our late-stage portfolio has generated positive data in conditions that affect >60M U.S. patients © Axsome Therapeutics, Inc. Corporate Major Depressive Disorder Migraine Alzheimer’s Disease Agitation Narcolepsy Fibromyalgia NDA Submission 4Q 2020 NDA Submission 4Q 2020 Positive Phase 2/3 Results Positive Phase 2 Results Positive Phase 3 Results 17M 37M 5M 185K

Corporate

Late-Stage Indications with Potential Total U.S. Peak Sales of Up to $9B

Program/ MOA	Indication	Launch Year Est.	Est. Peak U.S. Sales	Key Highlights
AXS-05 NMDA receptor antagonist with multimodal activity	**MDD**	2021	$1B - $3B	• Novel, oral, NMDA receptor antagonist • Rapid and substantial effect, as early as week 1 • Breakthrough Therapy Designation
	Alzheimer's Disease Agitation	2023	$1.5B - $3B	• Rapid and substantial effect, as early as week 2 • Not associated with cognitive impairment or sedation • Currently no approved products for AD agitation • Breakthrough Therapy Designation
AXS-07 MoSEIC™ COX-2 pref. inhibitor + 5-$HT_{1B/1D}$ agonist	**Migraine**	2021	$0.5B - $1B	• Superior efficacy vs. gold standard in patients with history of inadequate response • Prevention of pain progression with early treatment; rapid relief
AXS-12 Highly selective NE reuptake inhibitor	**Narcolepsy**	2023	$0.5B - $1B	• Improved cataplexy, EDS, cognitive function • Daytime dosing; well tolerated • Not expected to be scheduled • Orphan Drug Designation
AXS-14 Highly selective NE reuptake inhibitor	**Fibromyalgia**	2023	$0.5B - $1B	• Reduced pain and improved function • Effect on fatigue, a difficult-to-treat symptom • Only 3 approved treatments

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AXS-05

AXS-05: Depression Overview

- 63% of major depressive disorder (MDD) patients have inadequate response to initial therapy and second line therapy, respectively[2]
- Rapid, substantial, and durable antidepressant effect demonstrated in completed pivotal trials in patients with MDD
- FDA Breakthrough Therapy Designation received
- Data from ongoing trials in MDD subsets expected by year end
- NDA submission planned 4Q 2020



17.3M patients in the U.S.[1]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05 (DM + BUP)	Major Depressive Disorder: Breakthrough Therapy Designation			

Abbreviations: DM = Dextromethorphan; BUP = Bupropion.

1. National Survey on Drug Use and Health (NSDUH). (2017).
2. Rush AJ, et al. *Am J Psychiatry* 2006;163:1905-1917.

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8 AXS-05 Depression Franchise Completed Trials © Axsome Therapeutics, Inc. Depression MDD NDA-Enabling Efficacy Studies: 1:1 Status: 1:1 inadequate responders Bupropion  Positive results Bupropion AXS-05  Met key secondary endpoints TRD Efficacy Study: Placebo AXS-05 Bupropion AXS-05  Positive results 1:1 1 ASCEND (N=80) GEMINI (N=327) STRIDE-1 (N=799)

9 AXS-05 Depression Franchise Ongoing Trials © Axsome Therapeutics, Inc. Depression COMET (N~900) Completion Expected: 1:1 AXS-05 Placebo AXS-05 • 4Q 2020 AXS-05 6 months, N=300 1 year, N = 100 1 1 COMET-TRD (N~70) MERIT (TRD) (N~50) 1 AXS-05 COMET-AU (N~150) 1 AXS-05 COMET-SI (N~30) 1 Abbreviations: AU = Antidepressant Unresponsive MDD; SI = MDD with Suicidal Ideation; TRD = Treatment Resistant MDD. • 1H 2021 • 4Q 2020 • 4Q 2020 • 4Q 2020

AXS-05

AXS-05:
Alzheimer's Disease Agitation Overview

- Agitation is seen in up to 70% of Alzheimer's Disease patients[2]:
  - Emotional distress, aggressive behaviors, disruptive irritability, and disinhibition
- Managing agitation is a major priority in AD[3,4]:
  - Associated with accelerated cognitive decline, earlier nursing home placement, and increased mortality risk
- No approved medication = high unmet medical need
- Rapid, substantial, and statistically significant improvements in agitation demonstrated in ADVANCE-1 pivotal trial
- FDA Breakthrough Therapy Designation received
- Second pivotal trial initiation expected 4Q 2020



4M patients in the U.S.[1,2]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05 (DM + BUP)	Agitation in Alzheimer's Disease: Breakthrough Therapy Designation			

Abbreviations: DM = Dextromethorphan; BUP = Bupropion.

[1]Alzheimer's Association. *Alzheimers Dement.* 2020;16(3):391+. [2]Tractenberg R, et al. *J Neuropsychiatry Clin Neurosci.* 2002;14:11-18. [3]Porsteinsson AP, et al. *Expert Opin Pharmacother.* 2017; 18:6, 611-620. [4]Rabins PV et al. *Alzheimers Dement.* 2013; 9:204-207.

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11 AXS-05 Alzheimer’s Disease Agitation © Axsome Therapeutics, Inc. AD Agitation Status: ADVANCE-2 (N=TBD) NDA-Enabling Efficacy Studies: ADVANCE-1 (N=366) Randomization Bupropion AXS-05 Placebo  Positive results • Initiation 4Q 2020 1:1 AXS-05 Placebo AXS-05 1

AXS-05

AXS-05:
Smoking Cessation Overview

- Smoking is single largest cause of preventable death in the U.S.[1]
- 70% of smokers want to quit and only 3-5% who attempt to quit without assistance are successful for 6-12 months.[2]
- Positive Phase 2 trial results (Duke University collaboration):
  - 25% greater reduction in average cigarettes per day for AXS-05 versus bupropion (p=0.0016)
  - Greater percentage of smokers experiencing >50% reduction in expired carbon monoxide (52.0% for AXS-05 versus 30.4% for bupropion, p=0.15).
- AXS-05 represents a potentially new mechanism of action for smoking cessation.



40M patients in the U.S.[1]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05 (DM + BUP)	Smoking Cessation → (through Phase 2)			

Abbreviations: DM = Dextromethorphan; BUP = Bupropion.

1. U.S. Department of Health and Human Services. The Health Consequences of Smoking: 50 Years of Progress. A Report of the Surgeon General. 2014.
2. Hughes JR, et al. *Addiction*. 2004;99(1):29-38.

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AXS-07

AXS-07:
MoSEIC™ Meloxicam + Rizatriptan for Migraine

- AXS-07 is a novel, oral, rapidly absorbed, multi-mechanistic investigational medicine for the acute treatment of migraine
- Positive results in Phase 3 MOMENTUM trial in patients with history of inadequate response:
  - Substantially greater and more sustained migraine pain relief with AXS-07 compared to rizatriptan and placebo
  - Rapid relief of migraine pain
- Positive results in Phase 3 INTERCEPT trial demonstrated robust rates of migraine pain freedom and most bothersome symptom freedom at 2 hours
- NDA submission planned 4Q 2020



37M patients in the U.S.[1]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-07 (MoSEIC™ Mx + Riz)	Migraine → (through Phase 3)			

Abbreviations: Mx = Meloxicam; Riz = Rizatriptan.

1. Pleis JR, et al., *Summary health statistics for U.S. adults: National Health Interview Survey, 2009. National Center for Health Statistics. Vital Health Stat 10(249). 2010.*

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1:1 14 AXS-07 Migraine Program © Axsome Therapeutics, Inc. Migraine NDA-Enabling Efficacy Studies: Status: Placebo AXS-07 Rizatriptan AXS-07 2:2:2:1 Placebo MoSEIC™ Meloxicam  Positive results  Positive results Open Label Trial: MOVEMENT • Completion expected 3Q 2020 6 months, N=300 1 year, N = 100 1 INTERCEPT (N=302) MOMENTUM (N=1594)

Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-12 (Reboxetine) Narcolepsy; Orphan & Breakthrough Therapy Designation • Debilitating sleep disorder characterized by excessive daytime sleepiness (EDS) and cataplexy • Limited treatment options – Only one approved agent for cataplexy – Most currently approved drugs are scheduled • Positive Phase 2 efficacy results with AXS-12 – Significant reduction in cataplexy attacks and EDS – Significant improvement in cognitive function • Phase 3 trial initiations planned in 2020 • FDA Orphan Drug Designation received • FDA Breakthrough Therapy Designation received 15 AXS-12 (reboxetine): Narcolepsy Overview AXS-12 185,000patients in the U.S. Orphan Disease © Axsome Therapeutics, Inc. Phase 3s Planned

AXS-14

AXS-14 (esreboxetine): Fibromyalgia Overview

- Debilitating, chronic, CNS disorder characterized by widespread pain, fatigue, disturbed sleep, depression, and cognitive impairment; ~90% affected are women
- Limited treatment options—only 3 approved agents:
  - Current treatments has variable efficacy and do not address all symptoms
- AXS-14 (esreboxetine) is the SS-enantiomer of racemic reboxetine
- Positive Phase 3 and Phase 2 efficacy results with AXS-14 in fibromyalgia
- FDA meeting expected 1Q 2020



5M patients in the U.S.[1]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-14 (Esreboxetine)	Fibromyalgia → (through Phase 3)			

1. Decision Resources Group 2019

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17 Key Financial Information © Axsome Therapeutics, Inc. Corporate • Financial guidance: Cash anticipated to fund operating requirements for at least two years. As June 30, 2020 Cash: $190.7 Million Debt (Face Value): $20.0 Million Common Shares Outstanding: 37.3 Million Options, RSUs, and Warrants Outstanding1: 4.2 Million 1. Consists of 3.96 million options, 0.15 million restricted stock units, and 0.07 million warrants.

18 Our Team © Axsome Therapeutics, Inc. Corporate Management Herriot Tabuteau, MD Founder & CEO Nick Pizzie, CPA, MBA Chief Financial Officer Dave Marek Chief Commercial Officer Mark Jacobson, MA Chief Operating Officer Cedric O’Gorman, MD, MBA SVP, Clinical Development & Medical Affairs Board of Directors Roger Jeffs, PhD Former President, Co-CEO, Director United Therapeutics Corp. Prior positions at Amgen and Burroughs Wellcome Mark Saad Former CFO Bird Rock Bio, Inc. Former COO of the Global Healthcare Group at UBS Mark Coleman, MD President National Spine and Pain Centers Diplomat of the American Board of Anesthesiology Herriot Tabuteau, MD Chairman

MoSEIC™ Meloxicam (AXS-07) AXS-05 19 Barriers to Entry © Axsome Therapeutics, Inc. Corporate 37 Issued U.S. Patents 8 Issued O-U.S. Patents Claims extending to 2034 >45 pending Proprietary Manufacturing Drug Product Formulation 41 issued U.S. Patents 3 issued O-U.S. Patent Claims extending to 2036 >45 pending Proprietary Manufacturing Drug Product Formulation AXS-14 AXS-12 3 pending U.S. Patents 2 pending U.S. Patents Orphan Drug Designation

Corporate

Our Clinical and Regulatory Milestones

Product Candidate	Indication	Milestone
AXS-05 NMDA receptor antagonist with multimodal activity	MDD	✓ **STRIDE-1** topline results ✓ **Pre-NDA** meeting • **COMET** completion (4Q 2020) • **COMET-AU / SI / TRD** sub-study results (4Q 2020) • **MERIT** results (1H 2021) • **NDA** submission (4Q 2020)
	AD Agitation	✓ **ADVANCE-1** topline results ✓ **FDA** Breakthrough Therapy designation • **Phase 3** trial start (4Q 2020)
	Smoking Cessation	• **FDA** meeting (2H 2020)
AXS-07 MoSEIC™ COX-2 pref. inhibitor + 5-$HT_{1B/1D}$ agonist	Migraine	✓ **INTERCEPT** topline results ✓ **Pre-NDA** meeting • **MOVEMENT** completion (3Q 2020) • **NDA** submission (4Q 2020)
AXS-12 Highly selective NE reuptake inhibitor	Narcolepsy	✓ **FDA** Breakthrough Therapy designation • **Phase 3** trials start (4Q 2020)
AXS-14 Highly selective NE reuptake inhibitor	Fibromyalgia	• **FDA** meeting (1Q 2021)

Abbreviations: AD = Alzheimer's Disease; MDD = Major Depressive Disorder; TRD = Treatment Resistant Depression

✓ Accomplished milestone

• Upcoming milestone

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For more information, please contact Mark Jacobson Chief Operating Officer 212-332-3243 mjacobson@Axsome.com axsome.com